UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 22, 2025
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Albright Way, Los Gatos, California		95032
(Address of principal executive offices)		(Zip Code)

(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NFLX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 22, 2025, Elinor Mertz was appointed to the Board of Directors (the “Board”) of Netflix, Inc. (the “Company”) effective immediately, for a term expiring at the Company's 2026 annual meeting of stockholders, or until her earlier resignation or removal. Ms. Mertz was also appointed to serve on the Audit Committee of the Board (the “Audit Committee”). Concurrently, Leslie Kilgore moved from the Audit Committee to the Compensation Committee of the Board (the “Compensation Committee”), and Ms. Kilgore will serve as the chair of the Compensation Committee.

Ms. Mertz, like the Company’s other non-employee directors, will receive stock options pursuant to the Director Equity Compensation Plan. The Director Equity Compensation Plan provides for a monthly grant of stock options to each non-employee director of the Company in consideration for services provided to the Company and subject to the terms and conditions of the Company’s 2020 Stock Plan. The actual number of options to be granted will be determined by the following formula: $25,000 / ([fair market value on the date of grant] x 0.40). Each monthly grant is made on the first trading day of the month, is fully vested upon grant and is exercisable at a strike price equal to the fair market value as reflected by the closing price on the date of the option grant.

As it does with all directors and executive officers, the Company will enter into an indemnification agreement with Ms. Mertz. The indemnification agreement will require the Company to indemnify Ms. Mertz, to the fullest extent permitted by Delaware law, for certain liabilities to which she may become subject as a result of her affiliation with the Company. See the Company’s Form of Indemnification Agreement filed with the Securities and Exchange Commission on March 20, 2002 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A.

There are no related party transactions between the Company and Ms. Mertz that are subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued on June 24, 2025, regarding Ms. Mertz’s appointment to the Board and Audit Committee, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

As previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2025, Mr. Jay Hoag did not receive a majority of votes cast in his election to the Board, and in accordance with the Company’s director resignation policy, Mr. Hoag offered his resignation, conditioned upon Board acceptance.

Pursuant to the Company’s director resignation policy, the Nominating and Governance Committee (the “Nominating and Governance Committee”) of the Board considered Mr. Hoag’s offer of resignation and whether to recommend that the Board accept or reject the offer. Mr. Hoag did not participate in the Committee or the Board’s determination regarding his resignation. The Nominating and Governance Committee considered a variety of factors relative to the best interests of the Company and its stockholders, as more fully described below. The Nominating and Governance Committee recommended that the Board reject Mr. Hoag’s resignation offer.

On June 22, 2025, the Board rejected Mr. Hoag’s resignation. The Board, consistent with the Nominating and Governance Committee’s recommendation, determined that Mr. Hoag’s continued service as a member of the Board is in the best interests of the Company and its stockholders. Mr. Hoag will continue to serve on the Nominating and Governance Committee and as lead independent director of the Board until the Company’s 2026 Annual Meeting of Stockholders or until his earlier resignation or removal.

Attendance Record.

We believe that Mr. Hoag did not receive a majority of votes cast in his election to the Board because he attended less than 75% of the meetings of his total board and committee meetings in 2024. Upon the recommendation of the Nominating and Governance Committee to reject Mr. Hoag’s offer of resignation, the Board determined that his absences in 2024 did not indicate a lack of commitment to his duties, noting that Mr. Hoag possesses an otherwise exemplary attendance record. Mr. Hoag’s attendance rate was 97% in the five years prior to 2024. The Nominating and Governance Committee as well as the Board noted that despite his absence from certain meetings during 2024, Mr. Hoag remained engaged with the Company and Board activities by attending meetings with senior management, engaging in pre-Board meeting memos, and helping to set agenda topics for meetings. In addition, Mr. Hoag has committed to returning to his historic pattern of meeting attendance and continuing to be fully committed to the Board.

Expertise, Oversight and Contributions.

In considering whether to accept or reject Mr. Hoag’s offer of resignation, the Board took into account Mr. Hoag’s valuable leadership and contributions to the Board and the Nominating and Governance Committee. Mr. Hoag is an engaged and effective lead independent director and brings strategic insights and financial experience to the Board. He is consistently prepared and contributes significantly to Board and committee discussions. He provides the Board with unique perspectives on matters such as risk management, corporate governance, talent selection and management, as well as periodically attends other committee and management meetings.

Item 9.01 Financial Statements and Exhibits.
(d)   Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release Issued by Netflix, Inc. on June 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date:	June 24, 2025
/s/ David Hyman
David Hyman
Chief Legal Officer and Secretary